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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 2004

                              THE GILLETTE COMPANY
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                  1-922                   04-1366970
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(STATE OR OTHER JURISDICTION       (COMMISSION         (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)       IDENTIFICATION NO.)

             PRUDENTIAL TOWER BUILDING, BOSTON, MASSACHUSETTS 02199
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 421-7000

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ITEM 8.01. OTHER EVENTS

      In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of The Gillette Company previously filed with the Securities and Exchange Commission (File No. 333-101112), which Registration Statement was declared effective by the Commission on November 15, 2002, The Gillette Company is filing a Terms Agreement, dated as of August 23, 2004 (the "Underwriting Agreement"), between The Gillette Company, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated as Exhibit 1.3 to such Registration Statement; a 3.80% Senior Note due 2009 issued by The Gillette Company as Exhibit 4.5 to such Registration Statement; an opinion of Ropes & Gray LLP regarding the validity of such Notes, as Exhibit 5.4 to such Registration Statement, and the consent of Ropes & Gray LLP to the filing of its opinion, which consent is included in Exhibit 5.4; and the consent of KPMG LLP to the use of their report dated February 20, 2004, as Exhibit 23.7 to such Registration Statement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      1.3. Terms Agreement, dated as of August 23, 2004, by and between The Gillette Company, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated

      4.5.  Form of 3.80% Senior Note due 2009

      5.4.  Opinion of Ropes & Gray LLP

      23.7  Consent of KPMG LLP

      23.8. Consent of Ropes & Gray LLP (included in the opinion filed herewith as Exhibit 5.4)

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GILLETTE COMPANY

Date:   August 30, 2004                 By: /s/ Gail F. Sullivan
                                           ------------------------------------
                                           Name:  Gail F. Sullivan
                                           Title:  Vice President and Treasurer

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                                  EXHIBIT INDEX

      The following designated exhibits are filed herewith:

      1.3. Terms Agreement, dated as of August 23, 2004, by and between The Gillette Company, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated

      4.5.  Form of 3.80% Senior Note due 2009

      5.4.  Opinion of Ropes & Gray LLP

      23.7  Consent of KPMG LLP

      23.8. Consent of Ropes & Gray LLP (included in the opinion filed herewith as Exhibit 5.4)